SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

SHAREHOLDER UPDATE

Fidelity Advisor Mid Cap Growth Fund*

A Fund of Fidelity Devonshire Trust

A few weeks ago we mailed you proxy information to enable you to vote on an important proposal that affects Fidelity Advisor Mid Cap Growth Fund and your investment in it. This information describes the proposal and asks for your vote on this important issue.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. The Special Meeting of Shareholders originally scheduled for November 13, 2012 was adjourned to December 12, 2012 at 9:00 a.m. Eastern Time (ET) because of insufficient shareholder response to recent proxy mailings. Until we receive a sufficient number of votes, the shareholder meeting cannot be held. If you do not plan to cast your vote at the meeting on December 12, 2012, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the enclosed postage-paid envelope.

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the fund and classes. The fund may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-877-208-0098. We appreciate your immediate attention. Thank you.

* Fidelity Advisor Mid Cap Growth Fund (Class A, Class T, Class B, Class C, and Institutional Class) are classes of Fidelity Mid Cap Growth Fund.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a reorganization between Fidelity Advisor Mid Cap Growth Fund (Advisor Mid Cap Growth Fund) and Fidelity Advisor Stock Selector Mid Cap Fund (Advisor Stock Selector Mid Cap Fund). Specifically, you are being asked to approve an Agreement and Plan of Reorganization (Agreement) relating to the proposed acquisition of Advisor Mid Cap Growth Fund by Advisor Stock Selector Mid Cap Fund. If the Agreement is approved and the reorganization occurs, each shareholder of Advisor Mid Cap Growth Fund will become a shareholder of Advisor Stock Selector Mid Cap Fund instead. Advisor Mid Cap Growth Fund will transfer all of its assets to Advisor Stock Selector Mid Cap Fund in exchange solely for shares of beneficial interest of Advisor Stock Selector Mid Cap Fund and the assumption by Advisor Stock Selector Mid Cap Fund of Advisor Mid Cap Growth Fund's liabilities, in complete liquidation of Advisor Mid Cap Growth Fund.

Has the fund's Board of Trustees approved the reorganization?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What are the reasons for and advantages of the proposed reorganization?

Advisor Mid Cap Growth Fund is a small fund. The proposed reorganization of Advisor Mid Cap Growth Fund into Advisor Stock Selector Mid Cap Fund would allow Advisor Mid Cap Growth Fund shareholders to pursue similar investment goals in a larger fund that has the same portfolio management team and investment objective and similar investment policies. In addition, except with respect to Class B and Institutional Class shareholders of Advisor Mid Cap Growth Fund, shareholders are expected to benefit from a gross expense reduction of 0.03% to 0.14%, depending on the class, assuming the proposal is approved (based on data for the twelve months ended May 31, 2012). Gross expenses for Class B shareholders of Advisor Mid Cap Growth Fund are not expected to change, while gross expenses for Institutional Class shareholders of Advisor Mid Cap Growth Fund are expected to increase by 0.05%, assuming the proposal is approved (based on data for the twelve months ended May 31, 2012).

Do the funds being reorganized have similar investment objectives and policies?

Yes. The funds have the same investment objective and similar investment policies.

Who is the fund manager for the Advisor Stock Selector Mid Cap Fund?

Advisor Stock Selector Mid Cap Fund adopted a multi-manager, sector-based investment structure in 2011. The fund's assets are allocated across subportfolios based on the ten sectors in the Global Industry Classification Standard (GICS) scheme, and specialists select securities within each sector subportfolio.

Who bears the expenses associated with the reorganization?

Advisor Mid Cap Growth Fund shareholders will bear the cost of the reorganization.

How do the expense structures of the funds compare?

Each fund pays its management fee and other expenses separately. The management fees and other expenses of the funds vary from year to year, as a percentage of their respective average net assets. For the most recent annual period ended January 31, 2012, Advisor Mid Cap Growth Fund total operating expenses are as follows: Advisor Mid Cap Growth Fund Class A, 1.03%; Class T, 1.33%; Class B, 1.77%; Class C, 1.78%; and Institutional Class, 0.65%. For the most recent semi-annual period ended May 31, 2012, Advisor Stock Selector Mid Cap Fund total operating expenses are as follows: Advisor Stock Selector Mid Cap Fund Class A, 1.00%; Class T, 1.19%; Class B, 1.78%; Class C, 1.73%; and Institutional Class, 0.70%.

If the reorganization is approved by shareholders, the combined fund will retain Advisor Stock Selector Mid Cap Fund's expense structure.

How will you determine the number of shares of Advisor Stock Selector Mid Cap Fund that I will receive?

As of the close of business of the New York Stock Exchange on the closing date of the reorganization, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated closing date is January 11, 2013.

Is the reorganization considered a taxable event to shareholders for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the reorganization will not result in any gain or loss for federal income tax purposes to the shareholders of either fund. However, Advisor Mid Cap Growth Fund will be required to distribute any taxable income and realized capital gains to its shareholders prior to the reorganization closing.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (November 13, 2012), the meeting may be adjourned to permit further solicitation of proxy votes.

Please be advised that if shareholders do not approve the proposal, the Board of Trustees may consider other proposals for the reorganization or liquidation of the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is September 17, 2012.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

SHAREHOLDER UPDATE

Fidelity Mid Cap Growth Fund

A Fund of Fidelity Devonshire Trust

A few weeks ago we mailed you proxy information to enable you to vote on an important proposal that affects Fidelity Mid Cap Growth Fund and your investment in it. This information describes the proposal and asks for your vote on this important issue.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. The Special Meeting of Shareholders originally scheduled for November 13, 2012 was adjourned to December 12, 2012 at 9:00 a.m. Eastern Time (ET) because of insufficient shareholder response to recent proxy mailings. Until we receive a sufficient number of votes, the shareholder meeting cannot be held. If you do not plan to cast your vote at the meeting on December 12, 2012, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the enclosed postage-paid envelope.

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the fund. The fund may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-8544. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a reorganization between Fidelity Mid Cap Growth Fund (Mid Cap Growth Fund) and Fidelity Stock Selector Mid Cap Fund (Stock Selector Mid Cap Fund). Specifically, you are being asked to approve an Agreement and Plan of Reorganization (Agreement) relating to the proposed acquisition of Mid Cap Growth Fund by Stock Selector Mid Cap Fund. If the Agreement is approved and the reorganization occurs, each shareholder of Mid Cap Growth Fund will become a shareholder of Stock Selector Mid Cap Fund instead. Mid Cap Growth Fund will transfer all of its assets to Stock Selector Mid Cap Fund in exchange solely for shares of beneficial interest of Stock Selector Mid Cap Fund and the assumption by Stock Selector Mid Cap Fund of Mid Cap Growth Fund's liabilities, in complete liquidation of Mid Cap Growth Fund.

Has the fund's Board of Trustees approved the reorganization?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What are the reasons for and advantages of the proposed reorganization?

Mid Cap Growth Fund has underperformed Stock Selector Mid Cap Fund in seven of the past ten calendar years and year-to-date through June, 2012 (based on the performance of Mid Cap Growth Fund's retail class and Stock Selector Mid Cap Fund's Institutional Class), and has been unsuccessful in gathering assets. The proposed reorganization of Mid Cap Growth Fund into Stock Selector Mid Cap Fund would allow Mid Cap Growth Fund shareholders to pursue similar investment goals in a larger fund that has the same portfolio management team and investment objective and similar investment policies with lower expenses before performance adjustments (based on actual expenses for the twelve months ended May 31, 2012). Including performance adjustments, Mid Cap Growth Fund shareholders would have experienced no change in fund expenses (based on actual expenses for the twelve months ended May 31, 2012).

Do the funds being reorganized have similar investment objectives and policies?

Yes. The funds have the same investment objective and similar investment policies.

Who is the fund manager for the Stock Selector Mid Cap Fund?

Stock Selector Mid Cap Fund adopted a multi-manager, sector-based investment structure in 2011. The fund's assets are allocated across subportfolios based on the ten sectors in the Global Industry Classification Standard (GICS) scheme, and specialists select securities within each sector subportfolio.

Who bears the expenses associated with the reorganization?

Mid Cap Growth Fund shareholders will bear the cost of the reorganization.

How do the expense structures of the funds compare?

Each fund pays its management fee and other expenses separately. The management fees and other expenses of the funds vary from year to year, as a percentage of their respective average net assets. For the most recent semi-annual period ended May 31, 2012, retail class total operating expenses are 0.74%. Stock Selector Mid Cap Fund, a retail class of Fidelity Advisor Stock Selector Mid Cap Fund, commenced operations June 6, 2012. Expenses have been adjusted to reflect current fees.

If the reorganization is approved by shareholders, the combined fund will retain Stock Selector Mid Cap Fund's expense structure.

How will you determine the number of shares of Stock Selector Mid Cap Fund that I will receive?

As of the close of business of the New York Stock Exchange on the closing date of the reorganization, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated closing date is January 11, 2013.

Is the reorganization considered a taxable event to shareholders for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the reorganization will not result in any gain or loss for federal income tax purposes to the shareholders of either fund. However, Mid Cap Growth Fund will be required to distribute any taxable income and realized capital gains to its shareholders prior to the reorganization closing.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (November 13, 2012), the meeting may be adjourned to permit further solicitation of proxy votes.

Please be advised that if shareholders do not approve the proposal, the Board of Trustees may consider other proposals for the reorganization or liquidation of the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is September 17, 2012.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

BROADRIDGE VERSION:

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyvote.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.

Form of

Internet Posting

Your Fund Needs Your Proxy Vote!

If you receive a proxy ballot for a mutual fund that you hold in your retirement account, please vote promptly.

You may have a fund in your [client: insert name of plan(s)] account that has requested your participation in a proxy vote. The fund must receive proxy votes from a majority of shareholders in order to hold a shareholder meeting. Without your vote, the meeting may have to be postponed, and you may continue to receive solicitations for your vote.

Please remember your vote is very important - whether you hold many shares or just a few. So if you receive a proxy request, please respond promptly.

Thank you.

Fidelity Investments Institutional Operations Company, Inc. 82 Devonshire St., Boston, MA 02109

387349